Exhibit 99.1
Energy Vault Reports First Quarter 2024 Financial Results

Revenue of $7.8 million from recognition of Utility and IPP storage projects, in-line with expectations; Licensing revenue from GESSOL in Southern Africa is expected later in 2024
GAAP Gross margin of 26.7% driven by strong management and execution on US battery projects
Cash OpEx of $16.7 million, improved 22% year-over-year and 14% quarter-over-quarter
Quarter-end Cash and Cash Equivalents of $136.8 million, within Q1 guidance range of $125 – 150 million

WESTLAKE VILLAGE, Calif., May 8th, 2024 – Energy Vault Holdings, Inc. (NYSE: NRGV) (“Energy Vault” or “the Company”), a leader in sustainable, grid-scale energy storage solutions, announced financial results for the first quarter ended March 31, 2024.
“In the first quarter of 2024, the Energy Vault team continued to execute on the most important priority set at the beginning of 2023 –deployments of our first energy storage projects across multiple customers delivered on time, on budget and at the quality, safety and performance levels that meet or exceed our customer expectations.” said Robert Piconi, Chairman and CEO of Energy Vault. “We are looking forward to our Investor & Analyst Day tomorrow where we will provide insight to the Company’s strategy, business model, customer testimonials on executed projects, new product updates and 2024-25 financial guidance. We also plan to provide updates on the Gravity Energy Storage System (GESS) project in Rudong, China, our project in Snyder, Texas, new territory expansions, and project awards.”

First Quarter 2024 Financial Highlights
•First quarter revenue of $7.8 million from Utility and IPP storage projects with NV Energy and Jupiter Power, in line with prior year seasonality; license revenue expected to be recognized later this year.
•First quarter GAAP gross margin of 26.7%, and gross profit of $2.1 million, driven by strong commissioning and construction project management, and a favorable mix of higher margin service delivery.
•First quarter net loss improved $10 million or 32% year-over-year to $(21.1) million from $(31.2) million due to lower operating expenses and higher other income.
•Cash opex of $16.7 million, improved 22% year-over-year and 14% quarter-over-quarter due to cost-side measures undertaken in Q4 2023.
•Adjusted EBITDA improved 4.6 million or 24% year-over-year to $(14.4) million from $(19.0) million due to lower operating expenses.
•Total cash and cash equivalents of $136.8 million and no debt on the balance sheet as of March 31, 2024. Cash balance was in-line with our previously-provided Q1 2024 guidance. Restricted cash of $1.0 million as of March 31, 2024 declined from $35.6 million as of December 31, 2023.
•2024-2025 financial guidance including revenue, gross margin, Adjusted EBITDA and year-end cash balance will be provided at our Investor & Analyst Day tomorrow, May 9th, 2024.

Operating and Other Highlights
•Continued commissioning, testing, energization and initial operation of the first 25MW, 100MWh GESS in Rudong, China with China Tianying Inc (CNTY) (CN:000035). Extended contract with Atlas Renewable from 7.5 to 15 years.
•Completed and began commercial operation on the 440 MWh Battery Energy Storage System (BESS) with NV Energy. Built on the site of a decommissioned coal-fired electric generating facility, the grid-tied BESS, one of the largest in Nevada, is a 2-hour 220 MW system designed to store and dispatch excess renewable energy, including wind and solar power.
•Continued construction of the largest green hydrogen long duration energy storage system in the US with PG&E in Calistoga, California. The project is supported by a 10.5-year tolling agreement with commercial operation expected in summer 2024. This solidifies Energy Vault’s global leadership role in long duration energy storage and green hydrogen technology for multi-day and ultra-long duration micro-grids.
•All other operating and commercial highlights will be reviewed at the Investor and Analyst Day.

Investor & Analyst Day Information
In lieu of hosting a dedicated financial results conference call, Energy Vault will discuss the latest quarterly results and wider financial and operational updates at its inaugural Investor & Analyst Day on Thursday, May 9, 2024 at 9:00 AM ET at the New York Stock Exchange. In addition, the Company will provide insight to the Company’s strategy, business model, customer testimonials on executed projects, new product updates and 2024-25 financial guidance. Key members of the Energy Vault executive team will be present, including Robert Piconi (Chairman and CEO), and Michael Beer (Chief Financial Officer).
To attend the Investor & Analyst Day virtually, please register at https://www.energyvault.com/rsvpinvestorday2024. Presentation materials and further information will be made available on the Company’s investor relations website at https://investors.energyvault.com. A replay and transcript of the event will be available shortly after the event.

About Energy Vault
Energy Vault® develops and deploys utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary gravity-based storage, battery storage, and green hydrogen energy storage technologies. Each storage solution is supported by the Company’s hardware technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short-and-long-duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Utilizing eco-friendly materials with the ability to integrate waste materials for beneficial reuse, Energy Vault’s EVx™ gravity-based energy storage technology is facilitating the shift to a circular economy while accelerating the global clean energy transition for its customers. Please visit www.energyvault.com for more information.

Non-GAAP measures
Energy Vault has provided a reconciliation of net loss to adjusted EBITDA, with net loss being the most directly comparable GAAP measure, for the historical periods in this press release.

Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the uncertainly of our awards, bookings and backlogs equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 13, 2024, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

ENERGY VAULT HOLDINGS, INC.

Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands except par value)

	March 31, 2024	December 31, 2023
Assets
Current Assets
Cash and cash equivalents	$135,773	$109,923
Restricted cash	1,011	35,632
Accounts receivable, net	1,335	27,189
Contract assets, net	51,328	84,873
Inventory	415	415
Customer financing receivable, current portion, net	2,625	2,625
Advances to suppliers	5,307	8,294
Assets held for sale	6,281	6,111
Prepaid expenses and other current assets	3,618	4,520
Total current assets	207,693	279,582
Property and equipment, net	47,440	31,043
Intangible assets, net	2,491	1,786
Operating lease right-of-use assets	1,436	1,700
Customer financing receivable, long-term portion, net	6,899	6,698
Investments	17,365	17,295
Other assets	2,541	2,649
Total Assets	$285,865	$340,753
Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$52,564	$21,165
Accrued expenses	15,353	85,042
Contract liabilities, current portion	1,495	4,923
Lease liabilities, current portion	427	724
Total current liabilities	69,839	111,854
Deferred pension obligation	1,629	1,491
Contract liabilities, long-term portion	—	1,500
Other long-term liabilities	2,138	2,115
Total liabilities	73,606	116,960
Stockholders’ Equity
Preferred stock, $0.0001 par value; 5,000 shares authorized, none issued	—	—
Common stock, $0.0001 par value; 500,000 shares authorized, 147,868 and 146,577 issued and outstanding at March 31, 2024 and December 31, 2023, respectively	15	15
Additional paid-in capital	482,955	473,271
Accumulated deficit	(269,211)	(248,072)
Accumulated other comprehensive loss	(1,500)	(1,421)
Total stockholders’ equity	212,259	223,793
Total Liabilities and Stockholders’ Equity	$285,865	$340,753

ENERGY VAULT HOLDINGS, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)
(In thousands except per share data)

	Three Months Ended March 31,
	2024	2023
Revenue	$7,759	$11,422
Cost of revenue	5,691	9,003
Gross profit	2,068	2,419
Operating expenses:
Sales and marketing	4,170	4,574
Research and development	6,966	11,178
General and administrative	15,264	19,400
Depreciation and amortization	295	209
Loss from operations	(24,627)	(32,942)
Other income (expense):
Interest expense	(8)	(1)
Interest income	1,826	1,935
Other income (expense), net	1,670	(159)
Loss before income taxes	(21,139)	(31,167)
Provision for income taxes	—	—
Net loss	$(21,139)	$(31,167)

Net loss per share — basic and diluted	$(0.14)	$(0.22)
Weighted average shares outstanding — basic and diluted	147,019	139,669

Other comprehensive income (loss) — net of tax
Actuarial (loss) gain on pension	$(231)	$164
Foreign currency translation gain	152	121
Total other comprehensive (loss) income	(79)	285
Total comprehensive loss	$(21,218)	$(30,882)

ENERGY VAULT HOLDINGS, INC.

Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2024	2023
Cash Flows From Operating Activities
Net loss	$(21,139)	$(31,167)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	295	209
Non-cash interest income	(375)	(334)
Stock based compensation	9,684	13,716
Benefit for credit losses	(89)	(14)
Foreign exchange losses	60	170
Change in operating assets	59,725	(35,504)
Change in operating liabilities	(47,214)	(17,848)
Net cash provided by (used in) operating activities	947	(70,772)
Cash Flows From Investing Activities
Purchase of property and equipment	(8,598)	(11,635)
Purchase of property and equipment held for sale	(170)	—
Purchase of equity securities	—	(6,000)
Net cash used in investing activities	(8,768)	(17,635)
Cash Flows From Financing Activities
Proceeds from exercise of stock options	—	35
Repayment of insurance premium financings	(358)	—
Payment of taxes related to net settlement of equity awards	(297)	(800)
Payment of finance lease obligations	(23)	(10)
Net cash used in financing activities	(678)	(775)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(272)	(27)
Net decrease in cash, cash equivalents, and restricted cash	(8,771)	(89,209)
Cash, cash equivalents, and restricted cash – beginning of the period	145,555	286,182
Cash, cash equivalents, and restricted cash – end of the period	136,784	196,973
Less: Restricted cash at end of period	1,011	82,417
Cash and cash equivalents - end of period	$135,773	$114,556

Supplemental Disclosures of Cash Flow Information:
Income taxes paid	—	—
Cash paid for interest	8	1
Supplemental Disclosures of Non-Cash Investing and Financing Information:
Actuarial (loss) gain on pension	(231)	164
Property, plant and equipment financed through accounts payable	4,798	4,021
Assets acquired on finance lease	60	—

Non-GAAP Financial Measures
To complement our condensed consolidated statements of operations, we use non-GAAP financial measures of adjusted selling and marketing (“S&M”) expenses, adjusted research and development (“R&D”) expenses, adjusted general and administrative (“G&A”) expenses, and adjusted EBITDA. Management believes that these non-GAAP financial measures complement our GAAP amounts and such measures are useful to securities analysts and investors to evaluate our ongoing results of operations when considered alongside our GAAP measures. The presentation of these non-GAAP measures is not meant to be considered in isolation or as an alternative to net loss as an indicator of our performance.
The following table provides a reconciliation from GAAP S&M expenses to non-GAAP adjusted S&M expenses (amounts in thousands):

	Three Months Ended March 31,
	2024	2023
S&M expenses (GAAP)	$4,170	$4,574
Non-GAAP adjustment:
Stock-based compensation expense	1,715	1,949
Adjusted S&M expenses (non-GAAP)	$2,455	$2,625
The following table provides a reconciliation from GAAP R&D expenses to non-GAAP adjusted R&D expenses (amounts in thousands):

	Three Months Ended March 31,
	2024	2023
R&D expenses (GAAP)	$6,966	$11,178
Non-GAAP adjustment:
Stock-based compensation expense	2,227	3,149
Adjusted R&D expenses (non-GAAP)	$4,739	$8,029
The following table provides a reconciliation from GAAP G&A expenses to non-GAAP adjusted G&A expenses (amounts in thousands):

	Three Months Ended March 31,
	2024	2023
G&A expenses (GAAP)	$15,264	$19,400
Non-GAAP adjustment:
Stock-based compensation expense	5,742	8,618
Adjusted G&A expenses (non-GAAP)	$9,522	$10,782

The following table provides a reconciliation from net loss to non-GAAP adjusted EBITDA, with net loss being the most directly comparable GAAP measure (amounts in thousands):

	Three Months Ended March 31,
	2024	2023
Net loss (GAAP)	$(21,139)	$(31,167)
Non-GAAP Adjustments:		—
Interest income, net	(1,818)	(1,934)
Provision for income taxes	—	—
Depreciation and amortization	295	209
Stock-based compensation expense	9,684	13,716
Gain on derecognition of contract liability	(1,500)	—
Foreign exchange losses	60	170
Adjusted EBITDA (non-GAAP)	$(14,418)	$(19,006)
We present adjusted EBITDA, which is net loss excluding adjustments that are outlined in the quantitative reconciliation provided above, as a supplemental measure of our performance and because we believe this measure is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. The adjusted EBITDA measure excludes the financial impact of items management does not consider in assessing our ongoing operating performance, and thereby facilitates review of our operating performance on a period-to-period basis.
In evaluating adjusted EBITDA, one should be aware that in the future we may incur expenses similar to the adjustments noted above. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net loss, operating loss, or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.
Our adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•it does not reflect our cash expenditures, future requirements for capital expenditures, or contractual commitments;
•it does not reflect changes in, or cash requirements for, our working capital needs;
•it does not reflect stock-based compensation, which is an ongoing expense;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our adjusted EBITDA measure does not reflect any cash requirements for such replacements;
•it is not adjusted for all non-cash income or expense items that are reflected in our condensed consolidated statements of cash flows;
•it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;
•it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
•other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to use to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using adjusted EBITDA only supplementally.

Contacts

Investors:
energyvaultIR@icrinc.com

Media:
media@energyvault.com